UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT
(Amendment No.1)

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): January 21, 2011

AMERICAN SMOOTH WAVE VENTURES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

1-34715	26-3036101
(Commission File Number)	(IRS Employer Identification No.)

Jiangtou Industrial Zone, Chendai Town
Jinjiang City, Fujian Province 362211 People’s Republic of China
(Address of principal executive offices and zip code)

+860595-85196329
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by American Smooth Wave Ventures, Inc., an Iowa corporation (“we,” “our,” “us,” or the “Company”), on January 21, 2011 is being filed to update item 4.01 and to include a revised letter from our previous independent registered public accounting firm as Exhibit 16.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On January 21, 2011, we dismissed Sam Kan & Company as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on January 21, 2011.  Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm. Sam Kan & Company reports on our financial statements for the years ended December 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than with respect to our ability to continue as a going concern.

In connection with the audit and review of our financial statements for the fiscal years ended December 31, 2009 and 2008 and through January 21, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Sam Kan & Company opinion to the subject matter of the disagreement.

In connection with our audited financial statements for the fiscal years ended December 31, 2009 and 2008 and through January 21, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Sam Kan & Company with a copy of this Current Report on Form 8-K/A and requested that Sam Kan & Company furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. We have received the requested letter from Sam Kan & Company, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K/A.

(b) Engagement of New Independent Registered Public Accounting Firm

On January 21, 2011 the Board appointed Baker Tilly Hong Kong Limited (“Baker Tilly”) as our new independent registered public accounting firm. The decision to engage Baker Tilly was approved by our Board of Directors on January 21, 2011

Prior to January 21, 2011, we did not consult with Baker Tilly regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice was provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between us and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

  (c)  Exhibits.

Exhibit No.	Description
16.1	Letter of Sam Kan and Company dated January 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN SMOOTH WAVE VENTURES, INC.

/s/ Ding Baofu
Name:	Ding Baofu
Title:	Chief Executive Officer

Dated: January 28, 2011